UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2017

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.02 Unregistered Sales of Equity Securities.

On August 11, 2017, Monaker Group, Inc. (the “Company”, “we” and “us”), closed the transactions contemplated by that certain July 31, 2017, Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”), entered into between the Company and the 17 accredited investors named therein (collectively, the “Purchasers”), as described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017 (the “Prior Form 8-K”).

In total, the Company sold the Purchasers 1,532,500 shares of common stock and warrants to purchase 1,532,500 shares of common stock, with an exercise price of $2.10 per share (the “Warrants”), for an aggregate of $3,065,000, or $2.00 per unit of one share and one Warrant (the “Securities” and the “Offering”).

William Kerby, the Chief Executive Officer and Chairman of the Company purchased $50,000 of the Securities (25,000 shares and Warrants); Simon Orange, a member of the Board of Directors of the Company purchased $175,000 of the Securities (87,500 shares and Warrants); Donald Monaco, a member of the Board of Directors of the Company purchased $175,000 of the Securities (87,500 shares and Warrants); Pat LaVecchia, a member of the Board of Directors of the Company purchased $10,000 of the Securities (5,000 shares and Warrants); and Robert J. Post, a member of the Board of Directors of the Company purchased $25,000 of the Securities (12,500 shares and Warrants). Additionally, Stephen Romsdahl, a greater than 5% shareholder of the Company purchased $50,000 of the Securities (25,000 shares and Warrants) and another non-related party, who is a key distributor of the Company, purchased $100,000 of the Securities (50,000 shares and Warrants).

The shares and Warrants were offered and sold to the Purchasers under the Purchase Agreement in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and state securities laws, in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and is acquiring the shares and Warrants for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The shares and Warrants were offered without any general solicitation by the Company or its representatives. In the event the Warrants are exercised in full, an aggregate of 1,532,500 shares of common stock would be issuable to the Purchasers (without taking into account any cashless exercise rights).

Pursuant to a Placement Agency Agreement (the “Agent Agreement”) entered into with Northland Securities, Inc. (the “Agent”) on July 31, 2017 in connection with the Offering, the Agent served as the Company’s exclusive placement agent for the Offering. In consideration therewith, we paid the Agent 8% of the gross proceeds from the sale of the Securities ($245,200) and, for the consideration of $50, sold the Agent a warrant to purchase shares of common stock equal to 5% of the shares sold in the Offering (i.e., warrants to purchase 76,625 shares of common stock)(the “Agent Warrants”).

The Agent Warrants were offered and sold to the Agent under the Agent Agreement in a transaction exempt from registration under the Securities Act, or state securities laws, in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. In the event the Agent Warrants are exercised in full an aggregate of 76,625 shares of common stock would be issuable to the Agent (without taking into account any cashless exercise rights).

A required term of the Offering was that William Kerby, our Chief Executive Officer and Chairman and Donald P. Monaco, our Director, on behalf of themselves and the entities which they control, convert the 1,869,611 shares of Series A 10% Cumulative Convertible Preferred Stock (“Series A Preferred Stock”) beneficially owned by them into 3,789,222 shares of common stock of the Company, which conversion has occurred to date. The conversion is exempt from registration pursuant to Section 3(a)(9) of the Securities Act, as the securities will be exchanged by us with our existing security holders in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

The Company intends to use the net cash proceeds of the Offering, approximately $2.7 million, to expand its technology division, increase its alternative lodging rental, and general corporate purposes.

The Purchase Agreement, terms of the Offering, the Warrants, the Agent Agreement and certain other transactions and agreements related to the Offering (including a Board Representation Agreement) are described in greater detail in the Prior Form 8-K, the descriptions of which are incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

As a result of the conversion of the Series A Preferred Stock described in Item 3.02 above (which description is incorporated by reference in this Item 5.01), effective on August 3, 2017, Mr. Kerby and Mr. Monaco no longer hold voting control over the Company’s voting securities and the Company does not, to the knowledge of the Company and its management, have one shareholder, or a group of shareholders, who have voting control over the Company (i.e., the ability to vote more than 51% of the Company’s outstanding voting stock).

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on August 14, 2017, announcing the closing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Placement Agency Agreement, by and between the Company and Northland Securities, Inc., dated July 31, 2017 (incorporated herein by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
4.1	Form of Common Stock Purchase Warrant (Offering) (incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
4.2	Form of Common Stock Purchase Warrant (Agent) (incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
10.1	Form of Purchase Agreement, dated July 31, 2017 (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
10.2	Board Representation Agreement dated July 31, 2017, by and between Pacific Grove Capital LP and the Company (incorporated herein by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
10.3	Form of Addendum to Purchase Agreement, dated July 31, 2017 (incorporated herein by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
99.1**	Press Release dated August 14, 2017

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: August 14, 2017	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Placement Agency Agreement, by and between the Company and Northland Securities, Inc., dated July 31, 2017 (incorporated herein by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
4.1	Form of Common Stock Purchase Warrant (Offering) (incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
4.2	Form of Common Stock Purchase Warrant (Agent) (incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
10.1	Form of Purchase Agreement, dated July 31, 2017 (incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
10.2	Board Representation Agreement dated July 31, 2017, by and between Pacific Grove Capital LP and the Company (incorporated herein by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
10.3	Form of Addendum to Purchase Agreement, dated July 31, 2017 (incorporated herein by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2017)
99.1**	Press Release dated August 14, 2017

** Furnished herewith.